Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 996,072,000
Previously Paid Amount	0
Total Fee Amount	152,498.63
Total Offset Amount	0
Net Fee	$ 152,498.63